SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2012
Date of Report
(Date of Earliest Event Reported)

YA ZHU SILK, INC.
(Exact Name of Registrant as Specified in its Charter)

       Nevada                 333-155486                   26-3062449
(State or other        (Commission File Number)      (IRS Employer

      jurisdiction of                                   Identification No.)

      incorporation)

Suite 1002, 10/F Fang Da Building, Nanshan Science & Hi-Tech Park
Nanshan District, Shenzhen, China 518057

(Address of Principal Executive Offices)

(+86) 755-8668-1130
(Registrant's Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

(a)

Dismissal of Independent Certifying Accountant

Effective November 5, 2012, Stan J.H. Lee, CPA (“Lee”) was dismissed as the Company’s independent registered public accounting firm. The dismissal of Lee as the independent registered public accounting firm was approved by the Company’s Board of Directors.

The reports of Lee regarding the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Lee on the Company’s financial statements for fiscal years ended December 31, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2011 and 2010, and during the period from December 31, 2011 to November 5, 2012, the date of dismissal, (i) there were no disagreements with Lee on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lee would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Lee with a copy of the foregoing disclosures and requested that Lee furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

Engagement of Independent Certifying Accountant

Effective November 5, 2012, the Board of Directors of the Company engaged Anton & Chia, LLP (“Anton”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2012.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of Anton, the Company (a) has not engaged Anton as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Anton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Anton concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1 Letter from certifying public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

YA ZHU SILK, INC.

Date: November 5, 2012 /s/ Frank Fengrue Yue President, and Director

STAN J.H. LEE, CPA

November 5, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Re: Ya Zhu Silk, Inc.

Dear Sirs/Madams:

We have read Item 4.01 of the Current Report on Form 8-K dated November 5, 2012 of Ya Zhu Silk, Inc. and we agree with the statements made therein concerning our firm.

Very truly yours,

/s/ Stan J.H. Lee, CPA